united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/21

ITEM 1. REPORTS TO SHAREHOLDERS.

(a)

ANNUAL REPORT

Day Hagan Logix Smart Value Fund

June 30, 2021

Day Hagan Asset Management
1000 South Tamiami Trail
Sarasota, FL 34236

1-877-329-4246

Day Hagan Funds Annual Shareholder Letter

June 30, 2021

For the fiscal year ended June 30, 2021, the Day Hagan Logix Smart Value Fund (DHQIX) was up +38.76% versus the S&P Value Index Total Return of +39.54%. Year-to-date, the Day Hagan Logix Smart Value Fund (DHQIX) was up +22.11%, versus S&P Value Index Total Return of +16.30%.

The positive performance was achieved during a year marked by significant uncertainty. The war against COVID-19 was, and is, still being waged without a clear vision of the outcome, and new political leadership entered the picture with radically different views from the previous administration. These two highly impactful factors were accompanied by myriad other potential “game changers.” For example, concerns around the continued size and scope of monetary and fiscal policies, potential tax policy changes, employment, inflation pressures mounting, commodity price hikes (including gas prices), cyber risks, growing geopolitical tensions, and expensive valuations, to name a few, hung over the markets like the sword of Damocles. Yet, the market climbed the wall of worry as the Fed, U.S. Executive Branch, U.S. legislature, and global central banks and governments unleashed a torrent of liquidity to stave off a major financial dislocation.

The following is a month-by-month synopsis of our portfolio changes and views as the year unfolded:

July 2020: During the month, our retail and investment banking & brokerage holdings led performance. Investment banking & brokerage stocks also led performance on a percentage basis year-to-date with the industry initiated on March 22, 2020, near the market lows. Since the end of February 2020, the portfolio experienced significant transformation, as should be expected in a period of meaningful market volatility. YTD through July 2020, we purchased 19 new positions and sold 17 positions.

It is also worth reviewing our history around the use of cash as a defensive asset class in the last bear market and subsequent recovery, while applying the idea to the current environment. While our goal is always to be as fully invested as possible, and we do have a robust watch list that provides confidence we will continue to buy additional stocks that hit our objective price targets regardless of where the market goes next, we currently hold a defensive cash position.

August 2020: During the month, four holdings in the portfolio, across industries and sectors, were notable in leading performance: United Parcel Service (UPS); CH Robinson Worldwide (CHRW), both in our airfreight & logistics industry grouping; Pfizer (PFE) in pharmaceuticals; and Qualcomm (QCOM) in semiconductors/technology networking. UPS was up over 28%* for the month on the heels of a quarter that beat expectations. The surge in business-to-commerce (B2C) package volume and better-than-consensus margins across business lines led to the strong quarter and optimism that continued focus on cost structure should drive enhanced profitability moving forward. (Similarly, CHRW, +18.5%* in July, had an impressive Q2 report driven by increased global forwarding activity, as well as largely unexpected pricing gains from tighter cargo capacity.)

In terms of Smart Value portfolio moves in the month of August, we purchased CVS Health (CVS), Interpublic Group (IPG), and JPMorgan Chase (JPM) while selling PNC Financial Services Group (PNC), U.S. Bancorp (USB), and Walgreen Boots Alliance (WBA), all on August 4. We were active this calendar year in upgrading the portfolio wherever possible in the name of further enhancing risk-return. These buys and related sales were reflective of that.

September 2020: During the month, our freight and logistics industry holdings again showed strong performance, led by UPS. In August, UPS announced fee surcharges on its largest shippers for the coming holiday season, up to $3 a package for ground and $4 for air. The move led UPS and the industry forward to offset, more quickly than previously envisioned, massive infrastructure spending over the last few years to grow delivery capacity. The aggressive pricing move applies to customers who ship more than 25,000 packages a week. More broadly, rapidly growing e-commerce volumes and its embedded, global presence supports long-term growth visibility for UPS, supportive of our proprietary valuation thesis.

During the latter half of September, we entered two new positions in the broader media space, Omnicom (OMC) and ViacomCBS (VIAC). The Omnicom addition came on the heels of our Interpublic Group (IPG) add the previous month. Together they made up two of the “big four” agency companies. OMC, as a global, scale player, is in over 100 countries with just over half of the company’s topline coming in the U.S. Over the last few years, OMC has done an effective job of divesting non-core, underperforming businesses to increase profitability. OMC’s balance sheet has over $3B in cash and short-term investments, and the company continues to generate double-digit free cash flow yields (and with a low free cash flow dividend payout ratio, their current dividend yield of 5.3% is more than sustainable).

October 2020: A frequent market conversation continues to be related to where the growth vs. value paradigm goes next. It is therefore worth asking how sustainable the near record growth stock outperformance is and when there will be a reversion back to value. To begin the conversation, we can look at this through the lens of concentration risk in the S&P 500, given that six growth stocks (“FANMAG”) make up around 25% of the index. As the S&P is market cap weighted, it is important to note as a contrast that an equal-weighted S&P 500 has actually had no performance gain since January of 2018. To reiterate, the average stock in the S&P 500 is down from over 2¾ years ago. In 2020, roughly a quarter of the index constituents (124/500 names) were down at least 25% year to date. In other words, market leadership had been very narrow, and this was a meaningful point to consider from a risk management perspective.

It is important to note that the Day Hagan Logix Smart Value strategy is not trying to time the market or any potential rotation from growth to value. Rather, we take a differentiated approach to objectively and methodically identify strong companies at attractive valuations based on a comprehensive process.

November 2020: We purchased three new positions in late-October. Bank of New York Mellon (BK) provides service offerings largely to institutions (serving more than 75% of the Fortune 500 and a similar percentage with the largest domestic pension and endowment funds) as well as high-net-worth individuals. It is the largest custodian bank and asset servicing company globally, just ahead of State Street, with growing assets (+8% year/year in the third quarter) under custody and/or administration of more than $38 trillion. While BK is classified in the diversified banking industry, it is clearly differentiated in that regard and 25% of BK topline is its asset management business. As an indication of financial strength, BK has doubled its dividend over the last five years. At November 2020 levels, our analysis showed BK is being priced on zero growth, yet over the past three years, BK has generated 7% annualized revenue growth and nearly 13% EPS growth excluding nonrecurring items. Growth metrics in the recent quarter are indicative of continued growth.

Similar to BK, Northern Trust (NTRS), while classified as part of the asset management industry, is a diversified financial services company. NTRS breaks out its business into corporate & institutional services and wealth management, with asset management part of both businesses. NTRS has a global family office segment (clients with more than $200 million in assets), which, by some estimates, counts 20% of the country’s wealthiest families as its clients. Services to these and other high-net-worth families go beyond investment management and include personal trust, retirement plans, business banking, and estate administration. NTRS has also been successfully opportunistic over time with strategic acquisitions, including purchasing the UBS Fund Administration business, over the last few years. Sitting with about $4.5 billion of cash on its balance sheet, NTRS has financial flexibility and, like BK, has nearly doubled its dividend over the past 5 years.

The last of our three new October positions, this one within our existing insurance industry exposure, was MetLife (MET). MET is well known as a life insurance company (that has 96 of the Fortune 100 as customers) but it also provides a wide variety of employee benefit programs. MET is evenly split revenue-wise between the U.S. and the rest of the world, with Asia a meaningful growth opportunity over the next few years. MET has made significant efforts in recent years to reduce capital intensity while enhancing free cash flow generation and transparency. In large part, management has increased free cash flow growth by shedding capital intensive, non-core businesses, including MetLife Bank and the spinoff of its variable annuity business.

December 2020: During November, Aflac (AFL) from our insurance industry grouping and Omnicom Group (OMC), a global advertising and communications services company in our media industry grouping, led performance. OMC was up over 32%* for the month while AFL was up about 29.4%*. The only name in the portfolio down in November was Public Storage (PSA), at -2%*, but was still up around 8.5%* for the year.

Based on our objective valuation work and fundamental screening parameters, in November we added to positions in eight existing names (BK, CSCO, DOX, NTRS, OMC, T, TSN, VIAC) and decreased our position size in UPS based on its price run-up, year-to-date, of over 46%*. Coupled with the addition of First American Financial (FAF) to our insurance industry, defensive cash holdings were reduced to under 11% in the portfolio. Cash levels are based on a differentiated and dynamic approach to valuation based on our opportunity set at a particular point in time. While consequential gains or losses in the broader markets have the expected impact on what we have to buy or sell, it is still possible (as was the case in November) to reduce cash in the midst of a rising market.

January 2021: Entering the strategy’s twentieth year using a consistent, objective, and process-intensive portfolio construction approach, our portfolio changes demonstrated that our differentiated value strategy can reduce defensive cash positioning even in the midst of a broader market run-up (based on idiosyncratic industry and individual equity valuation work). Q4 was a busy one for the strategy. We initiated new positions in Bank of New York Mellon (BK), MetLife (MET), First American Financial (FAF), and most recently in mid-December, J.M. Smucker (SJM), extending sector overweights versus our benchmark in financials and consumer staples. Other current portfolio sector overweights included healthcare, information technology, and communication services. We were underweight in energy, materials, consumer discretionary, utilities, real estate, and industrials, although our robust watch list showed many opportunities in related industries, particularly industrials.

With our new portfolio holdings, as well as December sales of UPS (total return for the portfolio of +56%*) and Public Storage (total return +25%*), position increases in BK and Kroger, and a position reduction of medical distributor McKesson (after a 2020 run-up of about 29%*), we held about 10% in defensive cash heading into 2021.

On the value vs. growth paradigm moving forward, we believe that the fourth quarter of 2020 is a sign of things to come for value outperformance. While our strategy does not attempt to time changes in market leadership (a fool’s errand to be sure), several pieces of evidence put together make a compelling case for value. Value has shown to be positively correlated with the eventual COVID-19 vaccine success and eventual recovery. While we are not downplaying what was a difficult winter, at some point in the first half of 2021 we expected a notable inflection point in the pandemic fight. Alongside this, with interest rates and inflation most likely rising, it should benefit value stocks in place of growth and momentum.

U.S. market history suggests that value’s time is more than overdue. On a 10-year average annual rolling return basis, there have been only two periods where growth has outperformed value anywhere close to this degree: once in December 1939 and again in February 2000 during the Internet bubble. Subsequent to both of those periods, value led growth over the next decade by 9.9% annually after December 1939 and 7.7% annually after February 2000 (source: Wells Fargo and Morningstar). In fact, in the early 2000s, growth lost a decade of outperformance versus value in six months.

In January, the portfolio added industrials exposure through the Aerospace and Defense industry, purchasing two names, General Dynamics (GD) and Lockheed Martin (LMT). Both are leaders in the industry and well-known companies. LMT is the largest defense contractor globally and GD is not far behind in size as a defense contractor and a jet manufacturer as well. Scale is a key component in fulfilling public sector defense procurement needs, with only a handful of companies able to do so. The payoff is often decades-long contracts that provide meaningful financial visibility.

February 2021: The month of February saw five new stocks added to the Smart Value portfolio, as well as one increase and one decrease in the sizing of existing positions. In early February, we added PepsiCo (PEP) and UnitedHealth Group (UNH) to current portfolio industry groupings, while increasing our initial position, first purchased in mid-January, in Lockheed Martin (LMT) as part of Aerospace/Defense portfolio exposure. In mid-February, we added an additional pharmaceutical name, Gilead Sciences (GILD), and two integrated Natural Gas utilities (NFG and UGI), while reducing ABBV (ABBV) in consideration of both its 36%* gain since purchase and overall healthcare sector and industry portfolio sizing.

March 2021: Portfolio cash was reduced during the month to under 9% with multiple buys, alongside some existing holding additions and reductions. The Smart Value strategy uses a primarily objective, disciplined approach to valuation. The opportunity set based on our process is not necessarily dependent on the direction of the broader markets. In other words, while a declining overall market may produce more stocks to buy at lower prices using our valuation methodology, specific industry or individual stock opportunities within our fundamentally screened, eligible “universe” of equities may also surface even in a rising market.

The average dividend yield of current stock holdings in the Smart Value portfolio was at about 3%, well ahead the Russell 1000 Value Index (IWD) at 2.5% and the S&P 500 Index at 2%. Yields in the portfolio range from about 1% (McKesson) to over 7% (AT&T). The yield on AT&T is particularly notable as we saw the company continuing to strengthen its balance sheet flexibility by recently announcing it is selling a stake in DirecTV and spinning it off into a new company, receiving $7.8B in cash in the process. The Smart Value strategy is not seeking the highest yielding names, nor is it primarily focused on income, although the above-benchmark portfolio yield is certainly attractive in enhancing total return. Rather, the income is a byproduct of a process that is focused on complex yield-based valuation modeling alongside thorough fundamental work, inclusive of Economic Value Added (EVA) analysis.

April 2021: During the quarter, our media exposure via global advertising agencies Interpublic Group (IPG) and Omnicom (OMC) led performance, along with financials, inclusive of diversified banks and investment banks & brokerage. The rise in interest rates and a steeper yield curve benefitted financials. Our specific portfolio holdings (BAC, BK, JPM, GS, MS) were beneficiaries for that and other stock-specific reasons as well. For our media names, advertising revenue growth remained strong, particularly online advertising revenue growth reaching double digits towards year-end.

The portfolio sector breakdown showed overweights versus our benchmark in financials and healthcare, the two largest sector weightings in the portfolio. We discussed financials above. In terms of healthcare, we held three industry groupings: healthcare providers & services, pharmaceuticals, and medical distributors. It’s interesting to note on the healthcare sector that, although we view traditional valuation metrics like P/E ratios only as confirming data points on our valuation methodology, the relative forward P/E of the healthcare sector appears to be 2.0 standard deviations below average (source: NDR).

In the name of optimizing quality holdings, seeking out attractive upside with sufficient margins of safety, the first quarter saw a fair degree of portfolio activity, both buys and sells. In January, we entered the Aerospace/Defense industry (GD, LMT) while selling ADM and K from Food/Beverage Processing, KR from Retail Food and VIAC from Media. In February, we purchased PEP (Food/Beverage), UNH (Healthcare Providers & Services), and GILD (Pharmaceuticals), as well as NFG and UGI (Natural Gas Utilities). NFG and UGI provide some degree of energy exposure as well given the upstream and downstream capabilities of both companies.

During April, we modestly increased our cash positions by exiting Bank of America (BAC) from our diversified banks industry grouping, reducing our financials exposure in the process. BAC returned approximately +46%* since our original purchase in mid-August of 2019. We maintained holdings in financial services, including diversified banks, asset management, investment banks and brokerage, and insurance. Overall, we were roughly market weight financials with our benchmark, showing just over 22% of the portfolio in the sector vs. our benchmark at around 21%.

We also reduced our holding in Cisco Systems (CSCO), selling the long-term gains portion of our position for a return of about +33%* since initiation at the end of February 2020. We maintain a slight overweight versus our benchmark in technology sector exposure. From an absolute portfolio sizing perspective, technology ranks just behind financials and healthcare sector weightings. Cash equivalents remain under 10% of the portfolio, below cash weighting peaks, indicative that our cash holdings are not dependent on the direction of the broader markets but rather on our proprietary modeling process.

More broadly, value continues to outperform growth for the year to date, even with a pause in April. From a macro perspective, the secular direction of interest rates is most likely higher, alongside a steeper yield curve and inflation starting to build. All of this would suggest relative and absolute value investing strength over the coming years. Value historically performs well when bond yields rise. On the subject of inflation, the Chicago Purchasing Managers’ Index (PMI) moved significantly higher in April, far above analyst estimates. Note that the PMI is a measure of manufacturing trends based on a survey covering 19 industries and represents a significant and trusted data point on economic activity. February 1980 was the last time the Chicago PMI reading was at this level when the Fed Funds rate was at 22%! (Source: ZeroHedge). The early 1980s represented the Paul Volcker era of the Fed, doing nearly anything in its arsenal to fight inflation. Of course, this is in stark contrast to the Fed’s current stance on inflation.

In terms of equity index valuations, the broadening of market leadership away from the most heavily weighted technology stocks in the S&P 500 seemed inevitable, and it continues to present an opportunity for patient and disciplined managers, especially value managers. At the end of Q1, a quarter with significant value outperformance, the top 10 stocks in the S&P 500 were still 27.4% percent of the index, with a roughly 50% valuation premium, based on traditional next twelve months P/E ratios (source: JPMorgan). Bloomberg also noted that the S&P 500 reaching 4,000, from 3,000, took place with the largest five companies comprising nearly 40% of the gain. As a contrast, those five largest companies—Apple, Microsoft, Amazon, Google/Alphabet, and Facebook—generated less than 5% of the S&P’s performance in the first quarter of this year (with Apple and Amazon down), further signs of systemic change.

May 2021: The first nearly five months of the year were busy with our continuous focus on optimizing quality and return potential within the invested portfolio. Year to date, we initiated eleven new positions, increased three position sizes, reduced four positions, and exited eight stocks. In terms of portfolio changes during the month, we added a third utilities company to the portfolio early in May, OGE Energy (OGE), subsequently increasing the position size later in the month. OGE is Oklahoma’s largest electric utility, serving nearly 900,000 customers in the South-Central U.S., but is also involved in mid-stream, natural gas transportation and storage, providing revenue diversification and the opportunity through distributions for additional dividend growth (current yield = ~4.7%). OGE is benefiting from its push to sustainable energy production, reducing carbon dioxide emissions by 40% over the last several years, and has made significant investments in grid enhancements, which ultimately lowers rates for its customers and improves profitability. With modest leverage, an overall strong balance sheet, and attractive measures in terms of EVA analysis, OGE is attractively valued and meets our quality screens. Overall, our utilities sector positions, since initiating exposure just over 3 months ago, have returned about +15.2%*.

Also, during the month, we exited both Amgen (AMGN) as it approached our price target, returning +22%* after a 14-month holding period, and CH Robinson Worldwide (CHRW), also +22%* but since December 2018, while repurchasing ViacomCBS (VIAC) after a precipitous price drop. Recall that VIAC was previously sold from the portfolio in late January with a stock price in the mid-$50s. We recently saw an attractive entry point again, based on our valuation work and fundamental quality screens, as the stock fell to the high $30s. At the end of May, we also exited JM Smucker (SJM) for an approximately +19%* total return since mid-December 2020 purchase.

The portfolio activity in May resulted in Smart Value portfolio of 37 companies across 9 sectors with a cash position of around 8%*.

As of June 30, 2021:

As we ended our fiscal year, the healthcare and financials sectors continued to be the portfolio’s two largest exposures, with 21.4% and 20.8% respectively. This represented a roughly 4% overweight in healthcare and a very modest underweight in financials on a relative-to-benchmark basis. Communication services and information technology were next in order of Smart Value portfolio sizing, followed by utilities, consumer staples, industrials, and consumer discretionary, all holding single-digit weightings. Our largest relative-to-benchmark sector underweight was industrials. Portfolio sector exposures were based on our objective, methodical approach to valuation and screening for quality.

Beyond our differentiated valuation approach, using traditional metrics as additional data points, the Smart Value portfolio shows compelling value. The overall portfolio’s Price/Cash Flow multiple is about 9.4x versus the Russell 1000 Value Index (IWD) at 17.8x and the S&P 500 nearly triple at 25.8x. Similarly, forward Price/Earnings ratios are 12.5x for the portfolio versus 17.3x for the IWD and 21.5x for the S&P 500.

Our view is that these measures illustrate our focus on inexpensive valuations and positive cash generation for the Day Hagan Logix Smart Value portfolio as we enter into our next fiscal year.

Sincerely,

Donald L. Hagan, CFA

Arthur S. Day

*Note that individual percentage gains relative to those mentioned in this report may differ slightly due to portfolio size and other factors.

7124-NLD-08062021

Day Hagan Logix Smart Value Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

Average Annual Total Return through June 30, 2021*, as compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	Since Inception ^
Day Hagan Logix Smart Value Fund Class A	38.46%	7.74%	7.49%	6.92%
Day Hagan Logix Smart Value Fund Class A with load	30.49%	5.65%	6.22%	6.01%
Day Hagan Logix Smart Value Fund Class C	37.34%	6.93%	6.71%	6.11%
Day Hagan Logix Smart Value Fund Class I	38.76%	8.04%	7.79%	7.19%
S&P 500 Value Total Return Index **	39.54%	13.14%	12.54%	9.95%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains, if any, and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Please consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information. Please read carefully before investing. Certain purchases of Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.55% for Class A shares, 2.30% for Class C shares and 1.30% for Class I shares through October 31, 2021. The Fund’s gross total annual operating expenses were 1.90% for Class A shares, 2.65% for Class C shares and 1.65% for Class I shares per the latest prospectus. For performance information current to the most recent month-end, please call toll-free 1-877-329-4246.

**	The S&P 500 Value Total Return Index is a market capitalization-weighted index of approximately 500 widely held value stocks. Investors cannot invest directly in an index.

^	Inception date is July 1, 2014.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Security Type or Industry
Sector on June 30, 2021	% of Net Assets
Health Care Facilities & Services	14.1%
Instiutional Financial Services	9.7%
Biotechnology & Pharmaceuticals	8.4%
Insurance	7.2%
Advertising & Marketing	6.9%
Aerospace & Defense	5.1%
Gas & Water Utilities	5.1%
Technology Services	4.5%
Retail - Discretionary	4.4%
Electrical Utilities	3.2%
Other / Cash & Cash Equivalents	31.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Day Hagan Logix Smart Value Fund
PORTFOLIO OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	COMMON STOCK - 89.7%
	ADVERTISING & MARKETING - 6.9%
42,000	Interpublic Group of Companies, Inc.	$1,364,580
14,500	Omnicom Group, Inc.	1,159,855
		2,524,435
	AEROSPACE & DEFENSE - 5.1%
4,200	General Dynamics Corp.	790,692
2,840	Lockheed Martin Corp.	1,074,514
		1,865,206
	ASSET MANAGEMENT - 2.8%
5,249	T. Rowe Price Group, Inc.	1,039,145

	BANKING - 2.3%
5,300	JPMorgan Chase & Co.	824,362

	BEVERAGES - 1.8%
4,542	PepsiCo., Inc.	672,988

	BIOTECHNOLOGY & PHARMACEUTICALS - 8.4%
7,572	AbbVie, Inc.	852,910
17,100	Gilead Sciences, Inc.	1,177,506
26,500	Pfizer, Inc.	1,037,740
		3,068,156
	ELECTRIC UTILITIES - 3.2%
35,200	OGE Energy Corp.	1,184,480

	ENTERTAINMENT CONTENT - 3.0%
24,400	ViacomCBS, Inc.	1,102,880

	FOOD - 2.9%
14,300	Tyson Foods, Inc.	1,054,768

	GAS & WATER UTILITIES - 5.1%
17,500	National Fuel Gas Co.	914,375
20,200	UGI Corp.	935,462
		1,849,837
	HEALTH CARE FACILITIES & SERVICES - 14.1%
8,700	AmerisourceBergen Corp.	996,063
17,436	Cardinal Health, Inc.	995,421
3,900	Cigna Corp.	924,573
18,100	CVS Health Co.	1,510,264
1,874	United Health Group, Inc.	750,424
		5,176,745
	INSTITUTIONAL FINANCIAL SERVICES - 9.7%
27,200	Bank of New York Mellon Co.	1,393,456
1,500	Goldman Sachs Group, Inc.	569,295
6,228	Morgan Stanley	571,045
8,800	Northern Trust Corp.	1,017,456
		3,551,252
	INSURANCE - 7.2%
17,100	Aflac, Inc.	917,586
13,350	MetLife, Inc.	798,998
6,200	Travelers Cos., Inc.	928,202
		2,644,786
	RETAIL - DISCRETIONARY - 4.4%
6,600	Best Buy Co., Inc.	758,868
2,700	Home Depot, Inc.	861,003
		1,619,871
	SOFTWARE - 2.7%
12,700	Oracle Corp.	988,568

See accompanying notes to financial statements.

Day Hagan Logix Smart Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCK - 89.7% (Cont.)
	SPECIALTY FINANCE- 2.1%
12,400	First American Financial Corp.	$773,140

	TECHNOLOGY HARDWARE - 1.2%
7,889	Cisco Systems, Inc.	418,117

	TECHNOLOGY SERVICES - 4.5%
9,600	Amdoc Ltd.	742,656
13,000	Cognizant Technology Solutions Corp.	900,380
		1,643,036
	TELECOMMUNICATIONS - 2.3%
14,800	Verizon Communications, Inc.	829,244

	TOTAL COMMON STOCK ( Cost - $25,630,415)	32,831,016

	TOTAL INVESTMENTS - 89.7% (Cost $25,630,415)	$32,831,016
	ASSETS IN EXCESS OF OTHER LIABILITIES - 10.3%	3,756,302
	TOTAL NET ASSETS - 100.0%	$36,587,318

See accompanying notes to financial statements.

Day Hagan Logix Smart Value Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2021

ASSETS
Investment securities:
At cost	$25,630,415
At value	$32,831,016
Cash at Custodian	3,695,589
Dividends receivable	81,897
Prepaid expenses and other assets	30,197
TOTAL ASSETS	36,638,699

LIABILITIES
Distribution (12b-1) fees payable	188
Payable for Fund shares repurchased	3,858
Investment management fees payable	12,946
Payable to related parties	18,558
Accrued expenses and other liabilities	15,831
TOTAL LIABILITIES	51,381
NET ASSETS	$36,587,318

Composition of Net Assets:
Paid in capital	$34,616,024
Distributable Earnings	1,971,294
NET ASSETS	$36,587,318

See accompanying notes to financial statements.

Day Hagan Logix Smart Value Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
June 30, 2021

Net Asset Value Per Share:
Class A Shares:
Net Assets	$1,259,846
Shares of beneficial interest outstanding (a)	100,464
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$12.54
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$13.31

Class C Shares:
Net Assets	$5,287,936
Shares of beneficial interest outstanding (a)	431,232
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.26

Class I Shares:
Net Assets	$30,039,536
Shares of beneficial interest outstanding (a)	2,386,713
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.59

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investment in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Day Hagan Logix Smart Value Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2021

INVESTMENT INCOME
Dividends	$926,788
Interest	650
TOTAL INVESTMENT INCOME	927,438

EXPENSES
Investment management fees	349,622
Distribution (12b-1) fees:
Class A	3,327
Class C	56,554
Administration fees and expenses	64,681
Registration fees	53,800
Management service fees	39,962
Transfer agent fees	35,543
Compliance officer fees	24,946
Shareholder service fees	23,265
Legal fees	19,639
Audit fees	15,000
Trustees fees and expenses	12,330
Printing and postage expenses	8,924
Custodian fees	3,489
Insurance expense	1,095
Custody overdraft expense	178
Other expenses	2,271
TOTAL EXPENSES	714,626

Less: Fees waived by the Manager	(200,749)
NET EXPENSES	513,877

NET INVESTMENT INCOME	413,561

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	4,162,862
Net realized gain from investments	4,162,862

Net change in unrealized appreciation on investments	6,315,448
Net change in unrealized appreciation from foreign currency translations	954
Net change on unrealized appreciation in investments and foreign currency translations	6,316,402

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	10,479,264

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,892,825

See accompanying notes to financial statements.

Day Hagan Logix Smart Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
FROM OPERATIONS
Net investment income	$413,561	$814,523
Net realized gain (loss) from investments	4,162,862	(8,504,765)
Net change in unrealized appreciation on investments and foreign currency translations	6,316,402	1,244,725
Net increase (decrease) in net assets resulting from operations	10,892,825	(6,445,517)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(15,691)	(54,735)
Class C	(25,117)	(88,477)
Class I	(413,227)	(817,764)
Total distributions to shareholders	(454,035)	(960,976)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	136,155	338,806
Class C	77,382	336,675
Class I	3,326,996	4,457,167
Net asset value of shares issued in reinvestment of distributions:
Class A	12,832	33,750
Class C	24,303	85,118
Class I	219,487	579,591
Payments for shares redeemed:
Class A	(1,298,826)	(2,315,074)
Class C	(3,419,293)	(3,811,159)
Class I	(11,874,203)	(31,677,218)
Net decrease in net assets from shares of beneficial interest	(12,795,167)	(31,972,344)

TOTAL DECREASE IN NET ASSETS	(2,356,377)	(39,378,837)

NET ASSETS
Beginning of Year	38,943,695	78,322,532
End of Year	$36,587,318	$38,943,695

SHARE ACTIVITY
Class A:
Shares Sold	11,958	33,926
Shares Reinvested	1,184	3,343
Shares Redeemed	(135,178)	(233,662)
Net decrease in shares of beneficial interest outstanding	(122,036)	(196,393)

Class C:
Shares Sold	7,347	34,018
Shares Reinvested	2,292	8,597
Shares Redeemed	(354,699)	(404,667)
Net decrease in shares of beneficial interest outstanding	(345,060)	(362,052)

Class I:
Shares Sold	283,601	459,313
Shares Reinvested	20,366	57,105
Shares Redeemed	(1,169,032)	(3,304,598)
Net decrease in shares of beneficial interest outstanding	(865,065)	(2,788,180)

See accompanying notes to financial statements.

Day Hagan Logix Smart Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class A

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.17	$10.32	$11.53		$11.33	$10.93

Activity from investment operations:
Net investment income (4)(5)	0.11	0.13	0.15		0.08	0.05
Net realized and unrealized gain (loss) from investments	3.40	(1.13)	(0.23)		0.95	0.49
Total from investment operations	3.51	(1.00)	(0.08)		1.03	0.54

Less distributions from:
Net investment income	(0.14)	(0.14)	(0.15)		(0.08)	(0.07)
Net realized gains	—	(0.01)	(0.98)		(0.75)	(0.07)
Total distributions	(0.14)	(0.15)	(1.13)		(0.83)	(0.14)

Net asset value, end of year	$12.54	$9.17	$10.32		$11.53	$11.33

Total return (1)	38.46%	(9.75)%	0.09	% (6)	9.29%	4.99%

Net assets, at end of year (000s)	$1,260	$2,041	$4,321		$9,442	$14,379

Ratio of gross expenses to average net assets before expense reimbursement or recapture (2)(3)	2.12%	1.86%	1.70%		1.61%	1.59%
Ratio of net expenses to average net assets after expense reimbursement or recapture (3)	1.55%	1.55%	1.55%		1.60%	1.60%
Ratio of net investment income to average net assets (3)(5)	1.09%	1.28%	1.41%		0.67%	0.49%
Portfolio Turnover Rate	64%	54%	53%		84%	72%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the advisor.

(3)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Per share amounts calculated using the average shares method.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Had the advisor not reimbursed the trade error, total return would have been (0.01)%.

See accompanying notes to financial statements.

Day Hagan Logix Smart Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class C

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$8.97	$10.10	$11.31	$11.14	$10.77

Activity from investment operations:
Net investment income (loss) (4)(5)	0.04	0.05	0.07	(0.01)	(0.02)
Net realized and unrealized gain (loss) from investments	3.30	(1.09)	(0.23)	0.94	0.48
Total from investment operations	3.34	(1.04)	(0.16)	0.93	0.46

Less distributions from:
Net investment income	(0.05)	(0.08)	(0.07)	(0.01)	(0.02)
Net realized gains	—	(0.01)	(0.98)	(0.75)	(0.07)
Total distributions	(0.05)	(0.09)	(1.05)	(0.76)	(0.09)

Net asset value, end of year	$12.26	$8.97	$10.10	$11.31	$11.14

Total return (1)	37.34%	(10.35)%	(0.70)%	8.43%	4.25%

Net assets, at end of year (000s)	$5,288	$6,963	$11,495	$16,869	$20,045

Ratio of gross expenses to average net assets before expense reimbursement or recapture (2)(3)	2.87%	2.61%	2.45%	2.36%	2.34%
Ratio of net expenses to average net assets after expense reimbursement or recapture (3)	2.30%	2.30%	2.30%	2.35%	2.35%
Ratio of net investment income (loss) to average net assets (3)(5)	0.34%	0.54%	0.69%	(0.08%)	(0.20%)
Portfolio Turnover Rate	64%	54%	53%	84%	72%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the advisor.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Per share amounts calculated using the average shares method.

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Day Hagan Logix Smart Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class I

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.21	$10.35	$11.56	$11.37	$10.97

Activity from investment operations:
Net investment income (4)(5)	0.14	0.15	0.19	0.11	0.09
Net realized and unrealized gain (loss) from investments	3.40	(1.11)	(0.24)	0.95	0.49
Total from investment operations	3.54	(0.96)	(0.05)	1.06	0.58

Less distributions from:
Net investment income	(0.16)	(0.17)	(0.18)	(0.12)	(0.11)
Net realized gains	—	(0.01)	(0.98)	(0.75)	(0.07)
Total distributions	(0.16)	(0.18)	(1.16)	(0.87)	(0.18)

Net asset value, end of year	$12.59	$9.21	$10.35	$11.56	$11.37

Total return (1)	38.76%	(9.43)%	0.35%	9.45%	5.31%

Net assets, at end of year (000s)	$30,040	$29,940	$62,506	$93,997	$113,267

Ratio of gross expenses to average net assets before expense reimbursement or recapture (2)(3)	1.87%	1.61%	1.45%	1.36%	1.34%
Ratio of net expenses to average net assets after expense reimbursement or recapture (3)	1.30%	1.30%	1.30%	1.35%	1.35%
Ratio of net investment income to average net assets (3)(5)	1.36%	1.52%	1.71%	0.92%	0.80%
Portfolio Turnover Rate	64%	54%	53%	84%	72%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the advisor.

(3)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Per share amounts calculated using the average shares method.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Day Hagan Logix Smart Value Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2021

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-eight series. These financial statements include the following series Day Hagan Logix Smart Value Fund (the “Fund” ). The Fund is registered as a diversified fund. The Fund’s investment manager is Donald L. Hagan, LLC, also known as Day Hagan Asset Management (the “Manager” or “Day Hagan”).

The Fund commenced operations on July 1, 2014. The Fund’s primary investment objective is to achieve long-term capital appreciation with current income as a secondary objective.

The Fund offers three classes of shares, Class A, Class C and Class I. Each share class represents an interest in the same assets of the Fund, has the same rights and voting privileges, and is identical in all material respects except that they differ as to sales and redemption charges and ongoing service and distribution fees.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies” including Accounting Standards Update 2013-08.

a)        Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange-traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies and exchange-traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange-traded fund purchased by the Fund will not change. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the manager does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Index options are valued at the mean prices provided by an approved independent pricing services.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures” ) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

Day Hagan Logix Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

The Fund utilizes various methods to measure the fair value of all of it’s investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of June 30, 2021:

Assets

Security Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stock (b)	$32,831,016	$—	$—	$32,831,016
Total	$32,831,016	$—	$—	$32,831,016

(a)	As of and during the year ended June 30, 2021, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major index classification, please refer to the Portfolios of Investments.

b)       Accounting for Options - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

Day Hagan Logix Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Fund may purchase a call option on a stock it may purchase at some point in the future. When the Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the statement of assets and liability as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. During the year ended June 30, 2021, there were no option transactions on the Fund.

c)       Federal Income Tax - The Fund qualifies and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year ended June 30, 2021, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of June 30, 2021, the Fund did not incur any interest or penalties. As required, management has analyzed the Fund’s tax positions taken or to be taken on federal income tax returns for all open tax years (tax years or periods ended 2018-2020 for the Fund) or expected to be taken in year ended 2021 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities. No examination of the Fund’s tax returns is presently in progress.

d)       Distributions to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually. The Fund distributes net investment income quarterly. Distributable net realized gains, if any, are declared and distributed annually.

e)       Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Day Hagan Logix Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

f)       Security Transactions and Investment Income - Investment and shareholder transactions are recorded on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

g)       Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h)       Indemnification - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

i)       Redemption Fees and Sales Charges (loads) - A $15 fee may be charged for redemptions made by wire. A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares, in the Fund, made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended June 30, 2021, there were no redemption fees paid to the Fund and there were no CDSC fees paid to the Manager.

j)       Cash and cash equivalents - Cash and cash equivalents are held with a financial institution. The asset of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

(2)	INVESTMENT TRANSACTIONS

For the year June 30, 2021, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund was as follows:

Purchases	Sales
$20,234,391	$35,432,041

(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Day Hagan acts as investment manager to the Fund pursuant to the terms of an investment advisory agreement between the Fund and Day Hagan (the “Management Agreement”). DH Logix, LLC serves as sub-adviser to the Fund. The Sub -Advisor is wholly owned by the Manager and Gries Financial LLC. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets for the Fund, such fees to be computed daily based upon daily average net assets of the Fund. The Manager pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and

Day Hagan Logix Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended June 30, 2021, management fees of $349,622 were incurred by the Fund, before the waiver and reimbursement described below. For the year ended June 30, 2021, the Fund owed $12,946 to the Manager.

The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) at 1.55% for Class A shares, 2.30% for Class C shares, and 1.30% for Class I shares of the Fund’s average daily net assets through October 31, 2021. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within three years after the fees have been waived or reimbursed, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board.

For the year ended June 30, 2021, the Manager waived management fees of $200,749 for the Fund, pursuant to the Expense Limitation Agreement. As of June 30, 2021, the Manager has waived/reimbursed expenses that may be recovered no later than June 30 of the years indicated below:

	2022	2023	2024
Day Hagan Logix Smart Value Fund	$141,740	$184,460	$200,749

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and supervisory services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $ 5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended June 30, 2021, $39,962 in fees were incurred under the Management Service Agreement for the Fund.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Fund. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

A Trustee and Officer of the Trust is also the controlling member of MFund, AlphaCentric Advisors LLC, and Catalyst Capital Advisors LLC (AlphaCentric Advisors LLC and Catalyst Capital Advisors LLC each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from the Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Pursuant to the Management Services Agreements, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset -based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Day Hagan Logix Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

The Trust has adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for Class A and Class C shares of the Fund, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.25% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Manager for the sale of Class C shares.

For the year ended June 30, 2021, the Distributor received $109 in underwriter commissions from the sale of Class A shares of the Fund.

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $25,726,829 for the Fund respectively, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation:	$7,263,670
Gross Unrealized Depreciation:	(159,483)
Net Unrealized Appreciation:	$7,104,187

The tax character of distributions paid during the fiscal years ended June 30, 2021 and June 30, 2020 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2021	June 30, 2020
Ordinary Income	$454,035	$933,813
Long-Term Capital Gain	—	27,163
Return of Capital	—	—
	$454,035	$960,976

As of June 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
Day Hagan Logix Smart Value Fund	$11,004	$—	$—	$(5,144,716)	$—	$7,105,006	$1,971,294

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain is primarily attributable to the tax deferral of losses on wash sales.

At June 30, 2021, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$1,318,724	$3,825,992	$5,144,716	$—

Day Hagan Logix Smart Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

(5)	COVID-19 RISK

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has spread globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

(6)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2021, National Financial Services LLC and Raymond James & Assoc. held 33.56% and 44.25%, respectively, and may be deemed to control the Fund.

(7)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Day Hagan Logix Smart Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Day Hagan Logix Smart Value Fund, a series of shares of beneficial interest in Mutual Fund Series Trust (the “Fund”), including the portfolio of investments, as of June 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 30, 2021

Day Hagan Logix Smart Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended June 30, 2021, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and they determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Day Hagan Logix Smart Value Fund
EXPENSE EXAMPLES (Unaudited)
June 30, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from January 1, 2021 through June 30, 2021.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the tables below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	1/1/21	6/30/21	1/1/21 – 6/30/21	1/1/21 – 6/30/21
Class A	$1,000.00	$1,219.50	$8.53	1.55%
Class C	1,000.00	1,215.20	12.63	2.30
Class I	1,000.00	1,221.10	7.16	1.30

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/21	6/30/21	1/1/21 – 6/30/21	1/1/21 – 6/30/21
Class A	$1,000.00	$1,017.11	$7.75	1.55%
Class C	1,000.00	1,013.39	11.48	2.30
Class I	1,000.00	1,018.35	6.51	1.30

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

Day Hagan Logix Smart Value Fund
SUPPLEMENTAL INFORMATION
June 30, 2021 (Unaudited)

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36N New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	52	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016;Trustee of M3Sixty Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36N New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	38	Trustee of Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	38	Trustee of Variable Insurance Trust since 2010

Day Hagan Logix Smart Value Fund
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2021 (Unaudited)

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board and President	Trustee since 7/2006; President since 2/2012	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 – Present; CEO, Catalyst Capital International, LLC 2017- present; President, USA Mutuals, Inc., 3/2011 to 7/2016; President, Cross Sound LLC, 6/11 to 7/2016; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	38	Variable Insurance Trust since 2010

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to present; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present;COO, AlphaCentric Advisors LLC, since 1/2021.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Day Hagan Logix Smart Value Fund
ADDITIONAL INFORMATION (Unaudited)
June 30, 2021

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-329-4246; and on the Commission’s website at http://www.sec.gov.

Mutual Fund Series Trust
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

MANAGER
Donald L. Hagan, LLC
also known as
Day Hagan Asset Management
1000 South Tamiami Trail
Sarasota, FL 34236

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE68022

TRANSFER AGENT
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Dr.
Milwaukee, WI 53212

DH-AR21

(b)	Not Applicable

ITEM 2. CODE OF ETHICS.

(a)       The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)        During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2021	2020
Day Hagan Logix Smart Value Fund	12,000	11,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2021	2020
Day Hagan Logix Smart Value Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2021 and 2020 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2021 and 2020 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.
(h)	Not applicable. The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/Jerry Szilagyi
Principal Executive Officer/President
Date: September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/Jerry Szilagyi __________
Principal Executive Officer/President
Date: September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/Erik Naviloff ____________
Erik Naviloff, Principal Financial Officer/Treasurer
Date: September 1, 2021